SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  Form 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                      March 16, 2001 (March 16, 2001)
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             (Date of Report (date of earliest event reported))


                            Opus360 Corporation
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           (Exact name of Registrant as specified in its charter)


          Delaware             000-29793             13-4023714
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      (State or other     (Commission File No.)     (I.R.S. Employer
      jurisdiction of                                 Identification
      incorporation or                                    Number)
       organization)

       39 West 13th Street
          New York, NY                                 10011
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      (Address of principal                          (Zip Code)
       executive office)


                               (212) 687-6787
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            (Registrant's telephone number, including area code)



                                    None
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    (Former name, former address and former fiscal year, if applicable)



Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires, "Opus360", "we", "our", or "us" means Opus360 Corporation, a Delaware corporation, and its subsidiaries.

         On March 16, 2001, we issued a press release announcing the execution of an asset purchase agreement pursuant to which we agreed to acquire certain specified assets of Mirronex Technologies Inc., consisting primarily of the mxConnect product and to assume certain specified liabilities of Mirronex. The transaction is expected to be completed through a Chapter 11 bankruptcy proceeding commenced on March 16, 2001 by Mirronex and pursuant to Section 363 of the U.S. Bankruptcy Code.

         Completion of the asset purchase is subject to numerous conditions as well as approval by the bankruptcy court. We expect to consummate the transaction during the first half of our fiscal year.

         mxConnect is an outsourcing hub that acts as a marketplace between companies and their staffing suppliers. The product will add billing and settlement infrastructure to our Workforce360(TM), a family of eBusiness software and services for managing and acquiring skilled professionals.

         A copy of the press release regarding the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. The press release should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit 99.1 Press Release: OPUS360 ENTERS INTO AGREEMENT TO BUY OUTSOURCING HUB



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               OPUS360 CORPORATION

                            By: /s/ Jeanne M. Murphy
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                                    Jeanne M. Murphy
                                    Executive Vice President
                                    and General Counsel

Date:  March 16, 2001



                               EXHIBIT INDEX


Exhibit No.            Description

99.1                   Press  Release:  OPUS360 ENTERS INTO AGREEMENT TO BUY
                       OUTSOURCING HUB